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                                     EXHIBIT 24.1

                                  Power of Attorney


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                                  POWER OF ATTORNEY


    Each person whose signature appears below hereby constitutes and appoints Halsey M. Minor, Shelby W. Bonnie, and David Overmyer his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of CNET, Inc. relating to the CNET, Inc. 1997 Stock Option Plan, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

       Signature                       Title                          Date
       ---------                       -----                          ----
   /s/ Halsey M. Minor*           Chairman of the Board,         August 26, 1997
  ---------------------  President, and Chief Executive Officer
    Halsey M. Minor

  /s/ Shelby W. Bonnie*         Executive Vice President,        August 26, 1997
  ---------------------           Chief Operating Officer,
    Shelby W. Bonnie              Chief Financial Officer,
                                  Secretary, and Director

  /s/ Kevin Wendle*            Executive Producer of TV.COM,     August 26, 1997
  -----------------        Executive Consultant, and Director
    Kevin Wendle

  /s/ John C. Colligan*                  Director                August 26, 1997
  ---------------------
    John C. Colligan

  /s/ Douglas Hamilton*                  Director                August 26, 1997
  ---------------------
    Douglas Hamilton

  /s/ Mitchell Kertzman*                 Director                August 26, 1997
  ----------------------
    Mitchell Kertzman

  /s/ Eric Robison*                      Director                August 26, 1997
  -----------------
    Eric Robison



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  /s/ William Savoy*                     Director                August 26, 1997
  ------------------
    William Savoy


*     Executed by David Overmyer by power of attorney dated April 16, 1997